EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 2004


                          First Consulting Group, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-23651                  95-3539020
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

     111 W. Ocean Blvd. 4th Floor,
             Long Beach, CA                                        90802
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (562) 624-5200

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencemnt communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

         On October 21, 2004, FCG issued a press release announcing its financial results for the third quarter of 2004. The full text of this press release is furnished as Exhibit 99.1 to this report.

         The information in this report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Section 8 - Other Events

Item 8.01 Other Events

         On October 19, 2004, the FCG board of directors adopted a more defined role for the Lead Independent Director. Dr. Jack O. Vance, a director of FCG, currently serves as the Lead Independent Director, a position to which he was originally appointed in February 2004. As part of this action, the board of directors appointed Robert G. Funari, one of our existing independent members of the board of directors and a member of our Compensation Committee, to succeed Dr. Vance as the Chair of the Compensation Committee. Dr. Vance will remain a member of our Compensation and Audit Committees. As the Lead Independent Director, Dr. Vance will, among other things, serve as the Chair of Executive Sessions of the Board (including sessions involving outside and independent directors); oversee (in conjunction with the Nominating and Governance Committee) the annual review process for the Board, its committees and its members; meet with the Chairman of the Board to discuss effectiveness and improvement opportunities, including continuing director education; suggests special committee and director study projects; and report to the Chairman and Board on new corporate governance practices. Commencing with the fourth quarter of 2004, Dr. Vance will receive an $8,000 annual retainer (paid in equal quarterly installments) as additional compensation for serving as the Lead Independent Director.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Attached as Exhibit 99.1 to this report is FCG's press release furnished under
Item 2.02 of this report.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               First Consulting Group, Inc.



Date:  October 21, 2004                   By:  /s/ Michael A. Zuercher
                                               ---------------------------------
                                               Michael A. Zuercher
                                               VP, General Counsel and Secretary